Exhibit 5.8

Calder Plaza Building 250 Monroe Avenue NW, Suite 800 P.O. Box 306 Grand Rapids, MI 49501-0306 616.831.1700 616.831.1701 fax - Kalamazoo, Michigan 269.226.2950 - www.millerjohnson.com

Jon G. March

Peter J. Kok

Robert D. Brower

J. Michael Smith

Christopher L. Edgar

James C. Bruinsma

Craig A. Mutch

Michael B. Quinn

Jeffrey S. Ammon

Thomas R. Wurst

David J. Gass

J. Scott Timmer

William H. Fallon

Robert J. Christians

Craig H. Lubben

Michael J. Taylor

Cynthia P. Ortega

Mark E. Rizik

John T. Piggins

Alan C. Schwartz

James A. Ens

Catherine C. Metzler

Daniel P. Perk

Mary V. Bauman

Kenneth G. Hofman

Stephen R. Ryan

Frank E. Berrodin

Lauretta K. Murphy

Peter H. Peterson

Joseph H. Doele

David M. Buday

James R. Peterson

Karen J. Custer

Jeffrey J. Fraser

Matthew L. Vicari

Gary A. Chamberlin

Julie A. Sullivan

John F. Koryto

Connie R. Thacker

Tony Comden

D. Andrew Portinga

Richard E. Hillary II

Thomas S. Baker

Nathan D. Plantinga

Sarah K. Willey

Maxwell N. Barnes

Michael E. Stroster

Mark S. Pendery

Mary L. Tabin

Robert W. O’Brien

Jeffrey G. Muth

Wendy Parr Holtvluwer

John T. McFarland

Salvatore W. Pirrotta

Robert D. Wolford

Marcus W. Campbell

Catherine A. Tracey

Eric R. Starck

Daniel R. Olson

Rebecca L. Strauss

Keith E. Eastland

Gregory P. Ripple

Kelley E. Stoppels

Sara G. Lachman

Marcia Bennett Boyce

Matthew B. Van Dyk

Joseph J. Gavin

Raj A. Malviya

Mark S. Wilkinson

Timothy C. Gutwald

Dustin J. Daniels

Richard J. Puhek

Melissa Neckers

Matthew K. Bishop

Rachel L. Hillegonds

Andrew D. Oostema

Kathleen Hogan Aguilar

Sara A. Nicholson

Neil D. Williams

Neil J. Marchand

Patrick M. Edsenga

Christopher E. Nyenhuis

Chris M. Schlegel

Aliyya Clement Rizley

C.J. Schneider

Jason M. Crow

Stephen J. van Stempvoort

Justin M. Bratt

Tripp W. VanderWal

Patrick M. Jaicomo

Ryan P. Duffy

Andrew A. Cascini

Katerina M. Vujea

Jonathan K. Beer

Brittany R. Harden

Matthew M. O’Rourke

Kevin D. Battle

Grant E. Schertzing

Daniel R. Schipper

Of Counsel

J. Lee Murphy

Boyd A. Henderson

Bert J. Fortuna, Jr.

Brent D. Rector

Robert W. Scott

Glen V. Borre

Robert J. Miller

(1916 -1982)

Robert A. Johnson

(1910 - 1976)

Arthur R. Snell

(1916 - 1995)

John W. Cummiskey

(1917 - 2002)

December 22, 2015

Omega Healthcare Investors, Inc.

200 International Circle

Suite 3500

Hunt Valley, Maryland 21030

Re:	Registration Statement on Form S-3 filed by Omega Healthcare Investors, Inc.

Ladies and Gentlemen:

We have acted as special Michigan counsel to 42235 County Road Holdings Co. LLC, a Michigan limited liability company (“42235 County Road”), and 1200 Ely Street Holdings Co. LLC, a Michigan limited liability company (“1200 Ely Street” and, together with 42235 County Road, the “Michigan Guarantors”), each a direct or indirect subsidiary of Omega Healthcare Investors, Inc., a Maryland corporation (the “Parent”), in connection with the Registration Statement on Form S-3 (the “Registration Statement”) being filed by the Parent and the subsidiary guarantors listed on Schedule I hereto (the “Registrant Guarantors”) with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), relating to: (i) one or more series of debt securities of the Parent (the “Debt Securities”), and (ii) guarantees by one or more of the Parent or the Registrant Guarantors of the Debt Securities (the “Guarantees” and together with the Debt Securities, the “Securities”). An indeterminate amount of the Securities may be offered at indeterminate prices from time to time by the Parent as set forth in the Registration Statement, any amendment thereto, the prospectus contained therein (the “Prospectus”) and supplements to the Prospectus (the “Prospectus Supplements”) filed pursuant to Rule 415 under the Act.

The Securities may be issued in one or more series under one or more indentures or supplemental indentures (the “Indentures”) proposed to be entered into with one or more indenture trustees (each, an “Indenture Trustee”).

MILLER JOHNSON

December 22, 2015

We have not been involved in the preparation of the Registration Statement, nor were we involved in the negotiation, preparation or execution of any of the other Transaction Documents (as defined below), or any of the related agreements executed or delivered in connection therewith. We have been retained solely for the purpose of rendering certain opinions pursuant to Michigan law.

In connection herewith, we have examined:

1.         the Registration Statement in the form to be filed with the Commission as of the date hereof;

2.         the form of Indenture filed as Exhibit 4.3 to the Registration Statement, including the form of notation of Debt Security and Subsidiary Guarantee attached thereto;

3.         the Articles of Organization of 42235 County Road as certified by the Secretary of State of the State of Michigan as August 13, 2015;

4.         the Limited Liability Company Agreement, as amended, of 42235 County Road, as in effect on the date hereof and as certified by the Secretary of the Michigan Guarantors;

5.         the Articles of Organization of 1200 Ely Road as certified by the Secretary of State of the State of Michigan as of August 13, 2015;

6.         the Amended and Restated Operating Agreement, as amended, of 1200 Ely Road, as in effect on the date hereof and as certified by the Secretary of the Michigan Guarantors;

7.         a Certificate of Good Standing from the Michigan Department of Licensing and Regulatory Affairs dated December 10, 2015 with respect to each of the Michigan Guarantors;

8.         a certificate of the Secretary of the Michigan Guarantors dated as of the date hereof (the “Secretary Certificate”); and

9.         certain resolutions adopted by the sole director or an officer of the sole member of each of the Michigan Guarantors on December 21, 2015 relating to the transactions referred to herein, as certified by the Secretary of the Michigan Guarantors

The documents referenced as items 1 and 2 above are collectively referred to as the “Transaction Documents.”

MILLER JOHNSON

December 22, 2015

For purposes of this opinion letter, we have not reviewed any documents other than the foregoing. In particular, we have not reviewed any document that is referred to in or incorporated by reference into the form of Indenture (other than the form of Debt Security and Guarantee). We have assumed that there exists no provision in any document that we have not reviewed that bears upon or is inconsistent with the opinion stated herein. We have conducted no independent factual investigation of our own but rather have relied solely upon the foregoing documents, the statements and information set forth therein and the additional matters recited or assumed herein, all of which we have assumed to be true, complete and accurate in all material respects.

In our examination of the foregoing, we have assumed the genuineness of all signatures, the legal competence and capacity of natural persons, the authenticity of documents submitted to us as originals and the conformity with authentic original documents of all documents submitted to us as copies or by facsimile or other means of electronic transmission, or which we obtained from the Commission’s Electronic Data Gathering Analysis and Retrieval system (“EDGAR”) or other sources maintained by a court or government authority or regulatory body, and the authenticity of the originals of such latter documents. If any document we examined in printed, word processed or similar form has been filed with the Commission on EDGAR or such court or governmental authority or regulatory body, we have assumed that the document so filed is identical to the document we examined except for formatting changes. As to matters of fact material to our opinion, we have relied, without independent investigation, upon statements of governmental officials and upon representations made in or pursuant to certificates and statements of appropriate representatives of the Michigan Guarantors.

We have also assumed that (i) at the time of execution, authentication, issuance and delivery of any of the Securities, the applicable Indenture will have been duly authorized, executed and delivered by the parties thereto, will constitute the valid and legally binding obligation thereof, and will be enforceable against such parties in accordance with its terms; (ii) at the time of execution, authentication, issuance and delivery of any Securities and any supplemental indenture to the applicable Indenture, that such Securities and supplemental indenture will have been duly authorized, executed, authenticated and delivered by the Parent, the Indenture Trustee and the Michigan Guarantors, as the case may be, and will be in full force and effect and will not have been terminated or rescinded by the parties thereto; (iii) at the time of issuance and sale of any of the Securities, the terms of the Securities, and their issuance and sale, will have been established so as not to violate any applicable law or result in a default under or breach of any agreement or instrument binding upon the Parent or the Michigan Guarantors, and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over the Parent or the Michigan Guarantors.

MILLER JOHNSON

December 22, 2015

We have further assumed that (i) the Registration Statement and any amendments thereto will be effective under the Act, that no stop orders will have been issued by the Commission with respect to the Registration Statement and that the Registration Statement will comply with all applicable laws at the time the Securities are offered or issued as contemplated by the Registration Statement; (ii) an appropriate Prospectus Supplement, free writing prospectus or term sheet relating to the Securities offered thereby will have been prepared and filed with the Commission in compliance with the Act and will comply with all applicable laws at the time the Securities are offered or issued as contemplated by the Registration Statement; (iii) all Securities will be issued and sold in compliance with the applicable provision of the Act, the Trust Indenture Act of 1939, as applicable, and the securities or blue sky laws of various states and in the manner stated in the Registration Statement and the applicable Prospectus Supplement, together with any free writing prospectus; and (iv) any purchase, underwriting or similar agreement relating to Securities being offered will have been duly authorized, executed and delivered by the Parent and the other parties thereto.

Based upon the foregoing and in reliance thereon, and subject to the assumptions, comments, qualifications, limitations and exceptions set forth herein and the effectiveness of the Registration Statement under the Act, we are of the opinion that, with respect to the Guarantees, assuming the (a) taking of all necessary action by the Michigan Guarantors to authorize and approve the issuance and terms of each Guarantee issued by the Michigan Guarantors, the terms of the offering thereof and related matters, and (b) due execution, authentication, issuance and delivery of each Guarantee issued by the Michigan Guarantors, upon payment of the consideration therefor provided for in the applicable definitive purchase, underwriting or similar agreement approved by each Michigan Guarantor’s board of directors, general partners or managers, or any authorized committee thereof, or by each Michigan Guarantor’s members, as applicable, and otherwise in accordance with the provisions of the applicable Indenture and any supplemental indenture to be entered into in connection with the issuance of such Guarantees, such Guarantees will constitute valid and legally binding obligations of the Michigan Guarantors.

In addition to the assumptions, comments, qualifications, limitations and exceptions set forth above, the opinion set forth herein is further limited by, subject to and based upon the following assumptions, comments, qualifications, limitations and exceptions:

a.         Our opinion herein reflects only the application of applicable Michigan law (excluding the securities and blue sky laws of such State) that we, based on our experience, recognize as applicable to the Michigan Guarantors in a transaction of the type contemplated by the Transaction Documents. We express no opinion as to the effect of the laws of any other jurisdiction, including federal laws and rules and regulations relating thereto. We note that the Guarantees and the applicable Indenture are to be governed by and are to be construed and enforced in accordance with the substantive laws of the State of New York. However, in rendering the opinions expressed herein, we have assumed, with your permission, that the substantive laws of the State of Michigan would apply.

MILLER JOHNSON

December 22, 2015

b.         The opinion set forth herein is made as of the date hereof and is subject to, and may be limited by, future changes in the factual matters set forth herein, and we undertake no duty to advise you of the same. The opinion expressed herein is based upon the law in effect (and published or otherwise generally available) on the date hereof, and we assume no obligation to revise or supplement this opinion should such law be changed by legislative action, judicial decision or otherwise. In rendering our opinion, we have not considered, and hereby disclaim any opinion as to, the application or impact of any laws, cases, decisions, rules or regulations of any other jurisdiction, court or administrative agency.

c.         Our opinion contained herein is subject to the effect of any (i) applicable bankruptcy, insolvency, reorganization, receivership, moratorium or similar laws affecting or relating to the rights and remedies of creditors generally including, without limitation, laws relating to fraudulent transfers or conveyances, preferences and equitable subordination, (ii) general principles of equity (regardless of whether considered in a proceeding in equity or at law), (iii) implied covenant of good faith and fair dealing, (iv) requirements that a claim with respect to the Securities denominated other than in United States dollars (or a judgment denominated other than in United States dollars with respect to such a claim) be converted into United States dollars at a rate of exchange prevailing on a date determined pursuant to applicable law, and (v) governmental authority to limit, delay or prohibit the making of payments outside the United States or in foreign or composite currency.

d.         Our opinion is further subject to the effect of generally applicable rules of law arising from statutes, judicial and administrative decisions, and the rules and regulations of governmental authorities that: (i) limit or affect the enforcement of provisions of a contract that purport to require waiver of the obligations of good faith, fair dealing, diligence and reasonableness; (ii) limit the availability of a remedy under certain circumstances where another remedy has been elected; (iii) limit the enforceability of provisions releasing, exculpating, or exempting a party from, or requiring indemnification of a party for, liability for its own action or inaction, to the extent the action or inaction involves negligence, recklessness, willful misconduct or unlawful conduct; (iv) may, where less than all of the contract may be unenforceable, limit the enforceability of the balance of the contract to circumstances in which the unenforceable portion is not an essential part of the transaction; and (v) govern and afford judicial discretion regarding the determination of damages and entitlement to attorneys’ fees.

MILLER JOHNSON

December 22, 2015

e.         We express no opinion as to the enforceability of any rights to indemnification or contribution provided for in any Transaction Document which are violative of public policy underlying any law, rule or regulation (including any federal or state securities law, rule or regulation) or the legality of such rights.

f.         We express no opinion as to the enforceability of (1) any provision in any Transaction Document purporting or attempting to (A) confer exclusive jurisdiction and/or venue upon certain courts or otherwise waive the defenses of forum non conveniens or improper venue, (B) confer subject matter jurisdiction on a court not having independent grounds therefor, (C) modify or waive the requirements for effective service of process for any action that may be brought, (D) waive the right of the Company, the Michigan Guarantors or any other person to a trial by jury, (E) provide that remedies are cumulative or that decisions by a party are conclusive or (F) modify or waive the rights to notice, legal defenses, statutes of limitations or other benefits that cannot be waived under applicable law or (2) any choice of law provision of any Transaction Document.

g.         We express no opinion as to whether a subsidiary may guarantee or otherwise be liable for indebtedness incurred by its parent except to the extent that such subsidiary may be determined to have benefited from the incurrence of the indebtedness by its parent or whether such benefit may be measured other than by the extent to which the proceeds of the indebtedness incurred by its parent are, directly or indirectly, made available to such subsidiary for its corporate or other analogous purposes.

h.         We express no opinion as to (i) the authorizations, approvals or consents that may be necessary under federal or state securities and “blue sky” laws (including without limitation, Michigan securities and “blue sky” laws) in connection with the transactions contemplated by the Transaction Documents or (ii) the qualification of any applicable Indenture under federal or state securities laws, including without limitation the Trust Indenture Act of 1939, as amended.

i.          You have informed us that you intend to issue the Securities from time to time on a delayed or continuous basis, and this opinion is limited to the laws, including the rules and regulations, as in effect on the date hereof. We understand that prior to issuing any Securities you will afford us an opportunity to review the operative documents pursuant to which such Securities are to be issued (including the applicable Prospectus Supplement) and will file such supplement or amendment to this opinion letter (if any) as we may reasonably consider necessary or appropriate by reason of the terms of such Securities.

MILLER JOHNSON

December 22, 2015

We do not render any opinions except as set forth above. The opinion set forth herein is made as of the date hereof. We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the use of our name therein and in the related prospectus under the captions “Legal Matters.” We also consent to your filing copies of this opinion as an exhibit to the Registration Statement with agencies of such states as you deem necessary in the course of complying with the laws of such states regarding the offering and sale of the Securities. In giving such consent, we do not thereby concede that we are within the category of persons whose consent is required under Section 7 of the Act or the Rules and Regulations of the Commission thereunder.

Very truly yours,

Miller Johnson

By:	/s/ Maxwell N. Barnes
Maxwell N. Barnes

MNB:jao

Enclosure

Schedule I

Registrant Guarantors	State or other jurisdiction of formation
11900 East Artesia Boulevard, LLC	California
1200 Ely Street Holdings Co. LLC	Michigan
13922 Cerise Avenue, LLC	California
1628 B Street, LLC	California
2400 Parkside Drive, LLC	California
2425 Teller Avenue, LLC	Colorado
245 East Wilshire Avenue, LLC	California
3232 Artesia Real Estate, LLC	California
3806 Clayton Road, LLC	California
42235 County Road Holdings Co. LLC	Michigan
446 Sycamore Road, L.L.C.	Delaware
48 High Point Road, LLC	Maryland
523 Hayes Lane, LLC	California
637 East Romie Lane, LLC	California
Alamogordo Aviv, L.L.C.	New Mexico
Albany Street Property, L.L.C.	Delaware
Arizona Lessor – Infinia, LLC	Maryland
Arkansas Aviv, L.L.C.	Delaware
Arma Yates, L.L.C.	Delaware
Avery Street Property, L.L.C	Delaware
Aviv Asset Management, L.L.C.	Delaware
Aviv Financing I, L.L.C.	Delaware
Aviv Financing II, L.L.C.	Delaware
Aviv Financing III, L.L.C.	Delaware
Aviv Financing IV, L.L.C.	Delaware
Aviv Financing V, L.L.C.	Delaware
Aviv Foothills, L.L.C.	Delaware
Aviv Healthcare Capital Corporation	Delaware
Aviv Healthcare Properties Operating Partnership I, L.P.	Delaware
Aviv Liberty, L.L.C.	Delaware
Avon Ohio, L.L.C.	Delaware
Bala Cynwyd Real Estate, LP	Pennsylvania
Bayside Colorado Healthcare Associates, LLC	Colorado
Bayside Street II, LLC	Delaware
Bayside Street, LLC	Maryland
Belleville Illinois, L.L.C.	Delaware
Bellingham II Associates, L.L.C.	Delaware
Bethel ALF Property, L.L.C.	Delaware
BHG Aviv, L.L.C.	Delaware
Biglerville Road, L.L.C.	Delaware
Bonham Texas, L.L.C.	Delaware
Bradenton ALF Property, L.L.C.	Delaware
Burton NH Property, L.L.C.	Delaware
California Aviv Two, L.L.C.	Delaware
California Aviv, L.L.C.	Delaware
Camas Associates, L.L.C.	Delaware
Canton Health Care Land, LLC	Ohio
Carnegie Gardens LLC	Delaware
Casa/Sierra California Associates, L.L.C.	Delaware
CFG 2115 Woodstock Place LLC	Delaware
Champaign Williamson Franklin, L.L.C.	Delaware

Registrant Guarantors	State or other jurisdiction of formation
Chardon Ohio Property Holdings, L.L.C.	Delaware
Chardon Ohio Property, L.L.C.	Delaware
Chatham Aviv, L.L.C.	Delaware
Chippewa Valley, L.L.C.	Illinois
CHR Bartow LLC	Delaware
CHR Boca Raton LLC	Delaware
CHR Bradenton LLC	Delaware
CHR Cape Coral LLC	Delaware
CHR Fort Myers LLC	Delaware
CHR Fort Walton Beach LLC	Delaware
CHR Lake Wales LLC	Delaware
CHR Lakeland LLC	Delaware
CHR Pompano Beach Broward LLC	Delaware
CHR Pompano Beach LLC	Delaware
CHR Sanford LLC	Delaware
CHR Spring Hill LLC	Delaware
CHR St. Pete Bay LLC	Delaware
CHR St. Pete Egret LLC	Delaware
CHR Tampa Carrollwood LLC	Delaware
CHR Tampa LLC	Delaware
CHR Tarpon Springs LLC	Delaware
CHR Titusville LLC	Delaware
Clarkston Care, L.L.C.	Delaware
Clayton Associates, L.L.C.	New Mexico
Colonial Gardens, LLC	Ohio
Colonial Madison Associates, L.L.C.	Delaware
Colorado Lessor - Conifer, LLC	Maryland
Columbus Texas Aviv, L.L.C.	Delaware
Columbus Western Avenue, L.L.C.	Delaware
Colville Washington Property, L.L.C.	Delaware
Commerce Nursing Homes, L.L.C.	Illinois
Commerce Sterling Hart Drive, L.L.C.	Delaware
Conroe Rigby Owen Road, L.L.C.	Delaware
CR Aviv, L.L.C.	Delaware
Crete Plus Five Property, L.L.C.	Delaware
Crooked River Road, L.L.C.	Delaware
CSE Albany LLC	Delaware
CSE Amarillo LLC	Delaware
CSE Arden L.P.	Delaware
CSE Augusta LLC	Delaware
CSE Bedford LLC	Delaware
CSE Blountville LLC	Delaware
CSE Bolivar LLC	Delaware
CSE Cambridge LLC	Delaware
CSE Cambridge Realty LLC	Delaware
CSE Camden LLC	Delaware
CSE Canton LLC	Delaware
CSE Casablanca Holdings II LLC	Delaware
CSE Casablanca Holdings LLC	Delaware
CSE Cedar Rapids LLC	Delaware
CSE Centennial Village, LP	Delaware
CSE Chelmsford LLC	Delaware
CSE Chesterton LLC	Delaware

Registrant Guarantors	State or other jurisdiction of formation
CSE Claremont LLC	Delaware
CSE Corpus North LLC	Delaware
CSE Denver Iliff LLC	Delaware
CSE Denver LLC	Delaware
CSE Douglas LLC	Delaware
CSE Elkton LLC	Delaware
CSE Elkton Realty LLC	Delaware
CSE Fairhaven LLC	Delaware
CSE Fort Wayne LLC	Delaware
CSE Frankston LLC	Delaware
CSE Georgetown LLC	Delaware
CSE Green Bay LLC	Delaware
CSE Hilliard LLC	Delaware
CSE Huntingdon LLC	Delaware
CSE Huntsville LLC	Delaware
CSE Indianapolis-Continental LLC	Delaware
CSE Indianapolis-Greenbriar LLC	Delaware
CSE Jacinto City LLC	Delaware
CSE Jefferson City LLC	Delaware
CSE Jeffersonville-Hillcrest Center LLC	Delaware
CSE Jeffersonville-Jennings House LLC	Delaware
CSE Kerrville LLC	Delaware
CSE King L.P.	Delaware
CSE Kingsport LLC	Delaware
CSE Knightdale L.P.	Delaware
CSE Lake City LLC	Delaware
CSE Lake Worth LLC	Delaware
CSE Lakewood LLC	Delaware
CSE Las Vegas LLC	Delaware
CSE Lawrenceburg LLC	Delaware
CSE Lenoir L.P.	Delaware
CSE Lexington Park LLC	Delaware
CSE Lexington Park Realty LLC	Delaware
CSE Ligonier LLC	Delaware
CSE Live Oak LLC	Delaware
CSE Lowell LLC	Delaware
CSE Marianna Holdings LLC	Delaware
CSE Memphis LLC	Delaware
CSE Mobile LLC	Delaware
CSE Moore LLC	Delaware
CSE North Carolina Holdings I LLC	Delaware
CSE North Carolina Holdings II LLC	Delaware
CSE Omro LLC	Delaware
CSE Orange Park LLC	Delaware
CSE Orlando-Pinar Terrace Manor LLC	Delaware
CSE Orlando-Terra Vista Rehab LLC	Delaware
CSE Pennsylvania Holdings, LP	Delaware
CSE Piggott LLC	Delaware
CSE Pilot Point LLC	Delaware
CSE Pine View LLC	Delaware
CSE Ponca City LLC	Delaware
CSE Port St. Lucie LLC	Delaware
CSE Richmond LLC	Delaware

Registrant Guarantors	State or other jurisdiction of formation
CSE Ripley LLC	Delaware
CSE Ripon LLC	Delaware
CSE Safford LLC	Delaware
CSE Salina LLC	Delaware
CSE Seminole LLC	Delaware
CSE Shawnee LLC	Delaware
CSE Spring Branch LLC	Delaware
CSE Stillwater LLC	Delaware
CSE Taylorsville LLC	Delaware
CSE Texarkana LLC	Delaware
CSE Texas City LLC	Delaware
CSE The Village LLC	Delaware
CSE Upland LLC	Delaware
CSE Walnut Cove L.P.	Delaware
CSE West Point LLC	Delaware
CSE Whitehouse LLC	Delaware
CSE Williamsport LLC	Delaware
CSE Winter Haven LLC	Delaware
CSE Woodfin L.P.	Delaware
CSE Yorktown LLC	Delaware
Cuyahoga Falls Property, L.L.C.	Delaware
Dallas Two Property, L.L.C.	Delaware
Danbury ALF Property, L.L.C.	Delaware
Darien ALF Property, L.L.C.	Delaware
Delta Investors I, LLC	Maryland
Delta Investors II, LLC	Maryland
Denison Texas, L.L.C.	Delaware
Desert Lane LLC	Delaware
Dixie White House Nursing Home, LLC	Mississippi
Dixon Health Care Center, LLC	Ohio
East Rollins Street, L.L.C.	Delaware
Edgewood Drive Property, L.L.C.	Delaware
Effingham Associates, L.L.C.	Illinois
Elite Mattoon, L.L.C.	Delaware
Elite Yorkville, L.L.C.	Delaware
Encanto Senior Care, LLC	Arizona
Falcon Four Property Holding, L.L.C.	Delaware
Falcon Four Property, L.L.C.	Delaware
Falfurrias Texas, L.L.C.	Delaware
Florida ALF Properties, L.L.C.	Delaware
Florida Four Properties, L.L.C.	Delaware
Florida Lessor – Meadowview, LLC	Maryland
Florida Real Estate Company, LLC	Florida
Fort Stockton Property, L.L.C.	Delaware
Four Fountains Aviv, L.L.C.	Delaware
Fredericksburg South Adams Street, L.L.C.	Delaware
Freewater Oregon, L.L.C.	Delaware
Fullerton California, L.L.C.	Delaware
G&L Gardens, LLC	Arizona
Gardnerville Property, L.L.C.	Delaware
Georgia Lessor - Bonterra/Parkview, LLC	Maryland
Germantown Property, L.L.C.	Delaware
Giltex Care, L.L.C.	Delaware

Registrant Guarantors	State or other jurisdiction of formation
Glendale NH Property, L.L.C.	Delaware
Golden Hill Real Estate Company, LLC	California
Gonzales Texas Property, L.L.C.	Delaware
Great Bend Property, L.L.C.	Delaware
Greenbough, LLC	Delaware
Greenville Kentucky Property, L.L.C.	Delaware
Heritage Monterey Associates, L.L.C.	Illinois
HHM Aviv, L.L.C.	Delaware
Hidden Acres Property, L.L.C.	Delaware
Highland Leasehold, L.L.C.	Delaware
Hobbs Associates, L.L.C.	Illinois
Hot Springs Atrium Owner, LLC	Delaware
Hot Springs Aviv, L.L.C.	Delaware
Hot Springs Cottages Owner, LLC	Delaware
Hot Springs Marina Owner, LLC	Delaware
Houston Texas Aviv, L.L.C.	Delaware
Hutchinson Kansas, L.L.C.	Delaware
Hutton I Land, LLC	Ohio
Hutton II Land, LLC	Ohio
Hutton III Land, LLC	Ohio
Idaho Associates, L.L.C.	Illinois
Illinois Missouri Properties, L.L.C.	Delaware
Indiana Lessor – Wellington Manor, LLC	Maryland
Iowa Lincoln County Property, L.L.C.	Delaware
Jasper Springhill Street, L.L.C.	Delaware
Kansas Five Property, L.L.C.	Delaware
Karan Associates Two, L.L.C.	Delaware
Karan Associates, L.L.C.	Delaware
Karissa Court Property, L.L.C.	Delaware
KB Northwest Associates, L.L.C.	Delaware
Kentucky NH Properties, L.L.C.	Delaware
Kingsville Texas, L.L.C.	Delaware
LAD I Real Estate Company, LLC	Delaware
Leatherman 90-1, LLC	Ohio
Leatherman Partnership 89-1, LLC	Ohio
Leatherman Partnership 89-2, LLC	Ohio
Louisville Dutchmans Property, L.L.C.	Delaware
Magnolia Drive Property, L.L.C.	Delaware
Manor Associates, L.L.C.	Delaware
Mansfield Aviv, L.L.C.	Delaware
Massachusetts Nursing Homes, L.L.C.	Delaware
McCarthy Street Property, L.L.C.	Delaware
Meridian Arms Land, LLC	Ohio
Minnesota Associates, L.L.C.	Delaware
Mishawaka Property, L.L.C.	Delaware
Missouri Associates, L.L.C.	Delaware
Missouri Regency Associates, L.L.C.	Delaware
Montana Associates, L.L.C.	Illinois
Monterey Park Leasehold Mortgage, L.L.C.	Delaware
Mount Washington Property, L.L.C.	Delaware
Mt. Vernon Texas, L.L.C.	Delaware
Murray County, L.L.C.	Delaware
Muscatine Toledo Properties, L.L.C.	Delaware

Registrant Guarantors	State or other jurisdiction of formation
N.M. Bloomfield Three Plus One Limited Company	New Mexico
N.M. Espanola Three Plus One Limited Company	New Mexico
N.M. Lordsburg Three Plus One Limited Company	New Mexico
N.M. Silver City Three Plus One Limited Company	New Mexico
New Hope Property, L.L.C.	Delaware
Newtown ALF Property, L.L.C.	Delaware
Nicholasville Kentucky Property, L.L.C.	Delaware
North Las Vegas LLC	Delaware
North Royalton Ohio Property, L.L.C.	Delaware
Norwalk ALF Property, L.L.C.	Delaware
NRS Ventures, L.L.C.	Delaware
Oakland Nursing Homes, L.L.C.	Delaware
Ocean Springs Nursing Home, LLC	Mississippi
October Associates, L.L.C.	Delaware
Ogden Associates, L.L.C.	Delaware
OHI (Connecticut), LLC	Connecticut
OHI (Illinois), LLC	Illinois
OHI (Indiana), LLC	Indiana
OHI (Iowa), LLC	Iowa
OHI Asset (AR) Ash Flat, LLC	Delaware
OHI Asset (AR) Camden, LLC	Delaware
OHI Asset (AR) Conway, LLC	Delaware
OHI Asset (AR) Des Arc, LLC	Delaware
OHI Asset (AR) Hot Springs, LLC	Delaware
OHI Asset (AR) Malvern, LLC	Delaware
OHI Asset (AR) Mena, LLC	Delaware
OHI Asset (AR) Pocahontas, LLC	Delaware
OHI Asset (AR) Sheridan, LLC	Delaware
OHI Asset (AR) Walnut Ridge, LLC	Delaware
OHI Asset (AZ) Austin House, LLC	Delaware
OHI Asset (CA), LLC	Delaware
OHI Asset (CO), LLC	Delaware
OHI Asset (CT) Lender, LLC	Delaware
OHI Asset (FL) Eustis, LLC	Delaware
OHI Asset (FL) Lake Placid, LLC	Delaware
OHI Asset (FL) Lender, LLC	Delaware
OHI Asset (FL) Lutz, LLC	Delaware
OHI Asset (FL) Pensacola - Hillview, LLC	Delaware
OHI Asset (FL), LLC	Delaware
OHI Asset (GA) Dunwoody, LLC	Delaware
OHI Asset (GA) Macon, LLC	Delaware
OHI Asset (GA) Moultrie, LLC	Delaware
OHI Asset (GA) Roswell, LLC	Delaware
OHI Asset (GA) Snellville, LLC	Delaware
OHI Asset (ID) Holly, LLC	Delaware
OHI Asset (ID) Midland, LLC	Delaware
OHI Asset (ID), LLC	Delaware
OHI Asset (IL), LLC	Delaware
OHI Asset (IN) American Village, LLC	Delaware
OHI Asset (IN) Anderson, LLC	Delaware
OHI Asset (IN) Beech Grove, LLC	Delaware
OHI Asset (IN) Clarksville, LLC	Delaware
OHI Asset (IN) Clinton, LLC	Delaware

Registrant Guarantors	State or other jurisdiction of formation
OHI Asset (IN) Connersville, LLC	Delaware
OHI Asset (IN) Crown Point, LLC	Delaware
OHI Asset (IN) Eagle Valley, LLC	Delaware
OHI Asset (IN) Elkhart, LLC	Delaware
OHI Asset (IN) Forest Creek, LLC	Delaware
OHI Asset (IN) Fort Wayne, LLC	Delaware
OHI Asset (IN) Franklin, LLC	Delaware
OHI Asset (IN) Greensburg, LLC	Delaware
OHI Asset (IN) Indianapolis, LLC	Delaware
OHI Asset (IN) Jasper, LLC	Delaware
OHI Asset (IN) Kokomo, LLC	Delaware
OHI Asset (IN) Lafayette, LLC	Delaware
OHI Asset (IN) Madison, LLC	Delaware
OHI Asset (IN) Monticello, LLC	Delaware
OHI Asset (IN) Noblesville, LLC	Delaware
OHI Asset (IN) Rosewalk, LLC	Delaware
OHI Asset (IN) Salem, LLC	Delaware
OHI Asset (IN) Seymour, LLC	Delaware
OHI Asset (IN) Spring Mill, LLC	Delaware
OHI Asset (IN) Terre Haute, LLC	Delaware
OHI Asset (IN) Wabash, LLC	Delaware
OHI Asset (IN) Westfield, LLC	Delaware
OHI Asset (IN) Zionsville, LLC	Delaware
OHI Asset (LA) Baton Rouge, LLC	Delaware
OHI Asset (LA), LLC	Delaware
OHI Asset (MD), LLC	Delaware
OHI Asset (MI) Heather Hills, LLC	Delaware
OHI Asset (MI), LLC	Delaware
OHI Asset (MO), LLC	Delaware
OHI Asset (MS) Byhalia, LLC	Delaware
OHI Asset (MS) Cleveland, LLC	Delaware
OHI Asset (MS) Clinton, LLC	Delaware
OHI Asset (MS) Columbia, LLC	Delaware
OHI Asset (MS) Corinth, LLC	Delaware
OHI Asset (MS) Greenwood, LLC	Delaware
OHI Asset (MS) Grenada, LLC	Delaware
OHI Asset (MS) Holly Springs, LLC	Delaware
OHI Asset (MS) Indianola, LLC	Delaware
OHI Asset (MS) Natchez, LLC	Delaware
OHI Asset (MS) Picayune, LLC	Delaware
OHI Asset (MS) Vicksburg, LLC	Delaware
OHI Asset (MS) Yazoo City, LLC	Delaware
OHI Asset (NC) Wadesboro, LLC	Delaware
OHI Asset (NY) 2nd Avenue, LLC	Delaware
OHI Asset (NY) 93rd Street, LLC	Delaware
OHI Asset (OH) Lender, LLC	Delaware
OHI Asset (OH), LLC	Delaware
OHI Asset (OR) Portland, LLC	Delaware
OHI Asset (OR) Troutdale, LLC	Delaware
OHI Asset (PA) GP, LLC	Delaware
OHI Asset (PA) West Mifflin, LP	Delaware
OHI Asset (PA), LLC	Delaware
OHI Asset (PA), LP	Maryland

Registrant Guarantors	State or other jurisdiction of formation
OHI Asset (SC) Aiken, LLC	Delaware
OHI Asset (SC) Anderson, LLC	Delaware
OHI Asset (SC) Easley Anne, LLC	Delaware
OHI Asset (SC) Easley Crestview, LLC	Delaware
OHI Asset (SC) Edgefield, LLC	Delaware
OHI Asset (SC) Greenville Griffith, LLC	Delaware
OHI Asset (SC) Greenville Laurens, LLC	Delaware
OHI Asset (SC) Greenville North, LLC	Delaware
OHI Asset (SC) Greenville, LLC	Delaware
OHI Asset (SC) Greer, LLC	Delaware
OHI Asset (SC) Marietta, LLC	Delaware
OHI Asset (SC) McCormick, LLC	Delaware
OHI Asset (SC) Orangeburg, LLC	Delaware
OHI Asset (SC) Pickens East Cedar, LLC	Delaware
OHI Asset (SC) Pickens Rosemond, LLC	Delaware
OHI Asset (SC) Piedmont, LLC	Delaware
OHI Asset (SC) Simpsonville SE Main, LLC	Delaware
OHI Asset (SC) Simpsonville West Broad, LLC	Delaware
OHI Asset (SC) Simpsonville West Curtis, LLC	Delaware
OHI Asset (TN) Bartlett, LLC	Delaware
OHI Asset (TN) Collierville, LLC	Delaware
OHI Asset (TN) Jefferson City, LLC	Delaware
OHI Asset (TN) Memphis, LLC	Delaware
OHI Asset (TN) Rogersville, LLC	Delaware
OHI Asset (TX) Anderson, LLC	Delaware
OHI Asset (TX) Bryan, LLC	Delaware
OHI Asset (TX) Burleson, LLC	Delaware
OHI Asset (TX) College Station, LLC	Delaware
OHI Asset (TX) Comfort, LLC	Delaware
OHI Asset (TX) Diboll, LLC	Delaware
OHI Asset (TX) Granbury, LLC	Delaware
OHI Asset (TX) Hondo, LLC	Delaware
OHI Asset (TX) Italy, LLC	Delaware
OHI Asset (TX) Winnsboro, LLC	Delaware
OHI Asset (TX), LLC	Delaware
OHI Asset (UT) Ogden, LLC	Delaware
OHI Asset (UT) Provo, LLC	Delaware
OHI Asset (UT) Roy, LLC	Delaware
OHI Asset (VA) Charlottesville, LLC	Delaware
OHI Asset (VA) Farmville, LLC	Delaware
OHI Asset (VA) Hillsville, LLC	Delaware
OHI Asset (VA) Martinsville SNF, LLC	Delaware
OHI Asset (VA) Rocky Mount, LLC	Delaware
OHI Asset (WA) Battle Ground, LLC	Delaware
OHI Asset (WA) Fort Vancouver, LLC	Delaware
OHI Asset (WV) Danville, LLC	Delaware
OHI Asset (WV) Ivydale, LLC	Delaware
OHI Asset CHG ALF, LLC	Delaware
OHI Asset CSB LLC	Delaware
OHI Asset CSE-E Subsidiary, LLC	Delaware
OHI Asset CSE-E, LLC	Delaware
OHI Asset CSE-U Subsidiary, LLC	Delaware
OHI Asset CSE-U, LLC	Delaware

Registrant Guarantors	State or other jurisdiction of formation
OHI Asset HUD CFG, LLC	Delaware
OHI Asset HUD Delta, LLC	Delaware
OHI Asset HUD H-F, LLC	Delaware
OHI Asset HUD SF CA, LLC	Delaware
OHI Asset HUD SF, LLC	Delaware
OHI Asset HUD WO, LLC	Delaware
OHI Asset II (CA), LLC	Delaware
OHI Asset II (FL), LLC	Delaware
OHI Asset II (PA), LP	Maryland
OHI Asset III (PA), LP	Maryland
OHI Asset IV (PA) Silver Lake, LP	Maryland
OHI Asset Management, LLC	Delaware
OHI Asset RO PMM Services, LLC	Delaware
OHI Asset RO, LLC	Delaware
OHI Asset, LLC	Delaware
OHI Healthcare Properties Holdco, Inc.	Delaware
OHI Healthcare Properties Limited Partnership	Delaware
OHI Mezz Lender, LLC	Delaware
OHI Tennessee, LLC	Maryland
OHIMA, LLC	Massachusetts
Ohio Aviv Three, L.L.C.	Delaware
Ohio Aviv Two, L.L.C.	Delaware
Ohio Aviv, L.L.C.	Delaware
Ohio Indiana Property, L.L.C.	Delaware
Ohio Pennsylvania Property, L.L.C.	Delaware
Oklahoma Two Property, L.L.C.	Delaware
Oklahoma Warr Wind, L.L.C.	Delaware
Omaha Associates, L.L.C.	Delaware
Omega TRS I, Inc.	Maryland
Orange ALF Property, L.L.C.	Delaware
Orange Village Care Center, LLC	Ohio
Orange, L.L.C.	Illinois
Oregon Associates, L.L.C.	Delaware
Oso Avenue Property, L.L.C.	Delaware
Ostrom Avenue Property, L.L.C.	Delaware
Palm Valley Senior Care, LLC	Arizona
Panama City Nursing Center LLC	Delaware
Pavillion North Partners, LLC	Pennsylvania
Pavillion North, LLP	Pennsylvania
Pavillion Nursing Center North, LLC	Pennsylvania
Peabody Associates Two, L.L.C.	Delaware
Peabody Associates, L.L.C.	Delaware
Pennington Road Property, L.L.C.	Delaware
Pensacola Real Estate Holdings I, LLC	Florida
Pensacola Real Estate Holdings II, LLC	Florida
Pensacola Real Estate Holdings III, LLC	Florida
Pensacola Real Estate Holdings IV, LLC	Florida
Pensacola Real Estate Holdings V, LLC	Florida
Pocatello Idaho Property, L.L.C.	Delaware
Pomona Vista L.L.C.	Illinois
Prescott Arkansas, L.L.C.	Delaware
PV Realty-Willow Tree, LLC	Maryland
Raton Property Limited Company	New Mexico

Registrant Guarantors	State or other jurisdiction of formation
Ravenna Ohio Property, L.L.C.	Delaware
Red Rocks, L.L.C.	Illinois
Richland Washington, L.L.C.	Delaware
Ridgecrest Senior Care, LLC	Arizona
Riverside Nursing Home Associates Two, L.L.C.	Delaware
Riverside Nursing Home Associates, L.L.C.	Delaware
Rockingham Drive Property, L.L.C.	Delaware
Rose Baldwin Park Property L.L.C.	Illinois
S.C. Portfolio Property, L.L.C.	Delaware
Salem Associates, L.L.C.	Delaware
San Juan NH Property, LLC	Delaware
Sandalwood Arkansas Property, L.L.C.	Delaware
Santa Ana-Bartlett, L.L.C.	Illinois
Santa Fe Missouri Associates, L.L.C.	Illinois
Savoy/Bonham Venture, L.L.C.	Delaware
Searcy Aviv, L.L.C.	Delaware
Sedgwick Properties, L.L.C.	Delaware
Seguin Texas Property, L.L.C.	Delaware
Sierra Ponds Property, L.L.C.	Delaware
Skyler Boyington, LLC	Mississippi
Skyler Florida, LLC	Mississippi
Skyler Maitland LLC	Delaware
Skyler Pensacola, LLC	Florida
Skyview Associates, L.L.C.	Delaware
Southeast Missouri Property, L.L.C.	Delaware
Southern California Nevada, L.L.C.	Delaware
St. Joseph Missouri Property, L.L.C.	Delaware
St. Mary’s Properties, LLC	Ohio
Star City Arkansas, L.L.C.	Delaware
Stephenville Texas Property, L.L.C.	Delaware
Sterling Acquisition, LLC	Kentucky
Stevens Avenue Property, L.L.C.	Delaware
Sun-Mesa Properties, L.L.C.	Illinois
Suwanee, LLC	Delaware
Texas Fifteen Property, L.L.C.	Delaware
Texas Four Property, L.L.C.	Delaware
Texas Lessor – Stonegate GP, LLC	Maryland
Texas Lessor – Stonegate, Limited, LLC	Maryland
Texas Lessor – Stonegate, LP	Maryland
Texhoma Avenue Property, L.L.C.	Delaware
The Suburban Pavilion, LLC	Ohio
Tujunga, L.L.C.	Delaware
Tulare County Property, L.L.C.	Delaware
VRB Aviv, L.L.C.	Delaware
Washington Idaho Property, L.L.C.	Delaware
Washington Lessor – Silverdale, LLC	Maryland
Washington-Oregon Associates, L.L.C.	Illinois
Watauga Associates, L.L.C.	Illinois
Wellington Leasehold, L.L.C.	Delaware
West Pearl Street, L.L.C.	Delaware
West Yarmouth Property I, L.L.C.	Delaware
Westerville Ohio Office Property, L.L.C.	Delaware
Wheeler Healthcare Associates, L.L.C.	Texas

Registrant Guarantors	State or other jurisdiction of formation
Whitlock Street Property, L.L.C.	Delaware
Wilcare, LLC	Ohio
Willis Texas Aviv, L.L.C.	Delaware
Yuba Aviv, L.L.C.	Delaware